                                                                    EXHIBIT 99.1

                                                               EXECUTION VERSION

                           FIRST AMENDMENT dated as of March 22, 2006 (this
                  "Amendment") to the CREDIT AGREEMENT dated as of April 23, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among KING PHARMACEUTICALS, INC. (the "Borrower"), the LENDERS party thereto, CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH, as Administrative Agent, Collateral Agent and Swingline Lender, the ISSUING BANKS party thereto, Bank of America, N.A., J.P. Morgan Securities Inc. and UBS Warburg, as Co-Syndication Agents and Wachovia Bank National Association, as Documentation Agent.

         WHEREAS the Borrower has requested that the Credit Agreement be amended in the manner set forth herein.

         WHEREAS the Required Lenders and the Administrative Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement (as amended hereby).

         SECTION 2. Amendment to the Credit Agreement. Effective as of the First Amendment Effective Date (as defined below), the Credit Agreement is amended as follows:

         (a) Section 1.01 of the Credit Agreement is amended to add the definition of the following terms in appropriate alphabetical order:

         "'Convertible Notes' means up to $460,000,000 in aggregate principal amount of senior convertible notes of the Borrower due 2026 and issued on or about March 28, 2006."

         "'Outstanding Debentures' means up to $345,000,000 in aggregate principal amount of the Borrower's 23/4% Convertible Debentures due November 15, 2021.".

         (b) Section 6.04 of the Credit Agreement is amended to strike the word "and" at the end of clause (k), replace the period at the end of clause (l) with the text "; and" and insert the following text at the end of such Section:


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                                                                               2


         "(m) guarantees by the Subsidiaries of the Convertible Notes.".

         (c) Section 6.14 of the Credit Agreement is amended to read in its entirety as follows:

         "SECTION 6.14. Prepayments, Redemptions and Repurchases of Debt. Make or commit to make any payment (including by way of payment, prepayment, redemption, purchase or defeasance), whether in cash, property, securities or a combination thereof, other than scheduled (or with respect to senior indebtedness held by a person that is not an Affiliate of the obligor, mandatory) payments of principal and interest as and when due (to the extent not prohibited by applicable subordination provisions), in respect of any Indebtedness for borrowed money (other than Indebtedness under the Loan Documents and intercompany Indebtedness) of the Borrower or any Subsidiary, except for (a) payments, whether in cash, property or securities, or a combination thereof, of up to $100,000,000 in aggregate principal amount of Indebtedness of the Borrower or any Subsidiary (excluding payments on the Convertible Notes), (b) payments made on the Outstanding Debentures, including for repurchases thereof, (c) payments made in cash on the Convertible Notes upon any conversion thereof that do not exceed the aggregate principal amount of the Convertible Notes so converted, (d) payments made in common stock of the Borrower on the Convertible Notes upon the conversion thereof, (e) any payment in connection with the replacement of Indebtedness of the Borrower or any Subsidiary with Indebtedness of the same borrower or issuer having a maturity no earlier and an amount no greater than the replaced Indebtedness and benefiting from no Guarantee or collateral beyond that supporting the replaced Indebtedness and (f) any payment on Indebtedness of the Borrower or any Subsidiary that is made at a time when no Revolving Loan is outstanding."

         SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent that as of the date hereof and after giving effect hereto:

         (a) this Amendment has been duly authorized, executed and delivered by it, and each of this Amendment and the Credit Agreement (as amended hereby) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         (b) no Default or Event of Default has occurred and is continuing.

         (c) the representations and warranties of the Borrower contained in the Loan Documents (as amended hereby) are true and correct as of the date hereof (except with respect to representations and warranties expressly made only as of an earlier date, which representations were true and correct as of such earlier date).

         (d) the execution, delivery and performance by the Borrower of this Amendment (i) have been duly authorized by all requisite corporate and, if required, stockholder action and (ii) will not (A) violate (I) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive



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                                                                               3


documents or by-laws of the Borrower or any of the Subsidiaries, (II) any order of any Governmental Authority or (III) any provision of any indenture, agreement or other instrument to which the Borrower or any of the Subsidiaries is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any of the Subsidiaries.

         SECTION 4. Effectiveness. This Amendment shall become effective as of the first date (the "First Amendment Effective Date") on which:

         (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders; and

         (b) the Borrower shall have issued a press release announcing the initiation of the offering of the Convertible Notes;

provided that if the closing of the offering of Convertible Notes does not occur on or before the fifth business day after the issuance of the press release referred to in clause (c) above, then this Amendment shall be of no further force or effect (it being understood that any repurchases made by the Borrower of the Outstanding Debentures during the period beginning on the issuance of such press release and ending on the fifth business day thereafter will continue to be entitled to the benefits of this Amendment).

         SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a Loan Document. After the First Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.

         SECTION 6. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel.


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         SECTION 7. Governing Law; Counterparts. (a) This Amendment and the
rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile or other electronic transmission of the relevant executed signature pages hereof.

         SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.



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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their authorized officers as of the date first above written.

                             KING PHMACEUTICALS, INC.,


                             By:  /s/ Joseph Squicciarino
                                ------------------------------------------------
                             Name: Joseph Squicciarino
                             Title: CFO

                             CREDIT SUISSE, Cayman Islands Branch, (f/k/a
                             Credit Suisse First Boston, Cayman Islands Branch), as Administrative Agent and a Lender,


                             By:  /s/ Phillip Ho
                                ------------------------------------------------
                             Name:  Phillip Ho
                             Title:  Director


                             By:  /s/ Karim Blasetti
                                ------------------------------------------------
                             Name: Karim Blasetti
                             Title:  Associate



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                                                               Signature page to
                                                      the First Amendment to the
                                     King Pharmaceuticals, Inc. Credit Agreement


To approve the First Amendment:

Name of Lender,

Bank of America, N.A.


By:  /s/ Joseph L. Corah
    ----------------------------------------
Name:  Joseph L. Corah
Title:  Senior Vice President


For any Lender requiring a second signature line:


By:_________________________________________
Name:
Title:



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                                                                               7


                                                               Signature page to
                                                      the First Amendment to the
                                     King Pharmaceuticals, Inc. Credit Agreement


To approve the First Amendment:

Name of Lender,

The Bank of New York


By:  /s/ Christopher T. Kordes
    ----------------------------------------
Name:  Christopher T. Kordes
Title:  Vice President


For any Lender requiring a second signature line:


By:_________________________________________
Name:
Title:



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                                                               Signature page to
                                                      the First Amendment to the
                                     King Pharmaceuticals, Inc. Credit Agreement


To approve the First Amendment:

Name of Lender,

BNP PARIBAS


By:  /s/ PJ de Filippis
     -------------------------------
Name:  PJ de Filippis
Title:  Managing Director


For any Lender requiring a second signature line:


By:  /s/ Cecile Scherer
     -------------------------------
Name:  Cecile Scherer
Title:  Director



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                                                               Signature page to
                                                      the First Amendment to the
                                     King Pharmaceuticals, Inc. Credit Agreement


To approve the First Amendment:

Name of Lender,

JPMorgan Chase Bank, N.A.

By:  /s/ Stephanie Parker
     ---------------------------------------
Name:  Stephanie Parker
Title:  Vice President


For any Lender requiring a second signature line:


By:_________________________________________
Name:
Title:



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                                                                              10


                                                               Signature page to
                                                      the First Amendment to the
                                     King Pharmaceuticals, Inc. Credit Agreement


To approve the First Amendment:

Name of Lender,

UBS AG, Stamford Branch

By:  /s/ Joselin Fernandes
     ---------------------------------------
Name:  Joselin Fernandes
Title:  Associate Director
         Banking Products Services US

For any Lender requiring a second signature line:


By:  /s/ Christopher M. Atkin
    ----------------------------------------
Name:  Christopher M. Atkin
Title:  Associate Director
         Banking Products Services US





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                                                               Signature page to
                                                      the First Amendment to the
                                     King Pharmaceuticals, Inc. Credit Agreement


To approve the First Amendment:

Name of Lender,

Wachovia Bank, N.A.

By:  /s/ Glenn Edwards
     ---------------------------------------
Name:  Glenn Edwards
Title:  Managing Director


For any Lender requiring a second signature line:


By:_________________________________________
Name:
Title: